SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): January 19, 2001

                                   ----------


                                 FuelNation Inc.
             (Exact name of registrant as specified in its charter)




          Florida                         1-12350                65-0827283
 (State or other jurisdiction      (Commission file number)   (I.R.S. employer
of incorporation or organization)                            identification no.)



   1700 North Dixie Highway
          Suite 125                                               33432
     Boca Raton, Florida                                        (Zip code)
    (Address of principal
      executive offices)


       Registrant's telephone number, including area code: 1-561-391-5883

Item 4.  Changes in Registrant's Certifying Accountant

(1) Termination of Independent Accountants

      (i) On January 19, 2001, the Registrant dismissed its principal independent accountants, Moore Stephens Lovelace, P.A. ("Former Accountants") and, on January 23, 2001, appointed the accounting firm of Deloitte & Touche LLP as its new principal independent accountants. The primary consideration in changing independent accountants was Registrant's desire to retain an internationally recognized full service accounting firm.

      (ii) The Former Accountants report for the year ended December 31, 1999 states that various factors "raise substantial doubt about [Registrant's] ability to continue as a going concern."

      (iii) Registrant's Board of Directors unanimously approved the change of principal independent accountants.

      (iv) Since the Former Accountants were retained by the Registrant on February 22, 2000 (the "Retention Date"), there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

      (v)(A) The Former Accountants have not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

      (B) The Former Accountants have not advised the Registrant that information has come to their attention that has led them to no longer be able to rely on management's representations or that they were unwilling to be associated with the financial statements prepared by management.

      (C) The Former Accountants have not advised the Registrant of the need to expand significantly the scope of their audit, or that any information has come to their attention since the Retention Date that, if further investigated, may:
(i) materially impact the fairness or reliability of either its previously issued audit report or the underlying financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, including, except as set forth in (1)(ii) above, information that might prevent them from rendering an unqualified audit report on those financial statements, or (ii) cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements.

      (D) The Former Accountants have not advised the Registrant that information has come to their attention that materially impacts the fairness or reliability of either (i) a previously issued audit report, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, including, except as set forth in (1)(ii) above, information that, unless resolved to the Former Accountant's satisfaction, would prevent them from rendering an unqualified audit report on those financial statements.

(2)  Engagement of New Independent Accountants.

      On January 23, 2001, the Registrant engaged Deloitte & Touche LLP (the "New Accountants") as its new principal independent accountants. Prior to such date, the Registrant has not consulted the New Accountants regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements for which either written or oral advice was provided by the New Accountants to the Registrant that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

(3) The Former Accountants have been provided with a copy of the disclosures being set forth in this Form 8-K with a request that they furnish the Registrant a letter addressed to the Commission stating whether they agree with the statements made by the Company in response to Item 304(a) of Regulation S-B. Annexed hereto as Exhibit 16.1 is a copy of a letter from the Former Accountants to the Commission stating that they agree with the statements in this Form 8-K concerning their firm.

                                    EXHIBITS

      16.1 Letter dated January 26, 2001 from Moore Stephens Lovelace, P.A. to the Securities and Exchange Commission.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2001                    FuelNation Inc.


                                          By: /s/ Christopher R. Salmonson
                                              --------------------------------
                                          Name:  Christopher R. Salmonson
                                          Title: Chief Executive Officer and
                                                 Chairman of the Board of
                                                 Directors